UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

 Date of Report (Date of earliest event reported) August 20, 2001

CONRAD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-24263 (Commission File Number)	72-1416999 (IRS Employer Identification No.)

1501 Front Street, P.O. Box 790 Morgan City, Louisiana (Address of principal executive offices)		70381 (Zip Code)

(985) 384-3060
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.     Other Events.

            On August 20, 2001, the Company issued a press release, filed herewith as Exhibit 99, announcing management transition plans.

Item 7.     Financial Statements and Exhibits.
(c)	Exhibits.
	99	Press Release dated August 20, 2001

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONRAD INDUSTRIES, INC.

By: /S/ CECIL A. HERNANDEZ
Cecil A. Hernandez Senior Vice President and Chief Financial Officer

  Date: August 20, 2001